EXHIBIT 10(c)







                              AMENDMENT NO. 2
                TO THE EMPLOYEES' STOCK OWNERSHIP PLAN OF
                  AMERICAN WATER WORKS COMPANY, INC. AND
                        ITS DESIGNATED SUBSIDIARIES
                  (As Amended Effective January 1, 1989)




     Pursuant to the power reserved to it in Section 13.1 of the Employees' Stock Ownership Plan of American Water Works Company, Inc. and its Designated Subsidiaries, as amended effective January 1, 1989, ("Plan"), American Water Works Company, Inc. hereby amends the Plan, effective January 1, 1995, as follows:

     1. SECTION 1.40 is hereby deleted in its entirety and the following is inserted in lieu thereof:

         Section 1.40 "Subsidiary" means any corporation, association or business trust, 50% or more of whose voting stock (not including shares having voting power only upon the happening of an event of default) is or was owned, directly or indirectly, by American Water Works Company, Inc., or by any corporation which was a constituent in a merger, consolidation, liquidation, transfer of substantially all of its assets in exchange for stock, or similar combination of corporations with or into the Company.

     2. SECTION 2.1 is hereby deleted in its entirety and the following is inserted in lieu thereof:

         2.1 Eligibility Rule. Except as provided in Section 2.2, an Employee shall be eligible to participate in the Plan beginning on the January 1 following his date of hire.

     3.  SECTION 10.11 is hereby added as follows:

         10.11 Distributions Pursuant to a Qualified Domestic Relations Order ("QDRO"). Unless otherwise provided by the QDRO, an Alternate Payee shall be entitled to elect any of the distribution options available under Section 10 to a "Terminated Participant".
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     To record the adoption of this Amendment No. 2 to the Plan, American
Water Works Company has affixed its corporate name and seal this 3rd day of July, 1996.

                                 AMERICAN WATER WORKS COMPANY, INC.



                                 By:  George W. Johnstone
                                      President and Chief Executive Officer


(Corporate Seal)



Attest:  W. Timothy Pohl
         General Counsel and Secretary

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